UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/29/2007

R. R. DONNELLEY & SONS COMPANY
(Exact name of registrant as specified in its charter)

Commission File Number:  1-4694

DE	361004130
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

111 S. Wacker Dr., Chicago, IL 60606
(Address of principal executive offices, including zip code)

312-326-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) On February 23, 2007, the Board of Directors of RR Donnelley & Sons Company (the "Company") approved amendments to Articles SEVENTH and EIGHTH of the Company's Restated Certificate of Incorporation and recommended such amendments to the Company's stockholders for approval. On May 24, 2007, the Company's stockholders approved such amendments. Article SEVENTH provided for the classification of the Board of Directors into three classes, as nearly equal in number as possible, with members of each class serving three-year terms. The article was amended to eliminate this provision and to make certain conforming and other changes as appropriate, including removing the requirement that amending Article SEVENTH requires the affirmative bote of at least two-thirds of the Company's outstanding stock. Article EIGHTH required a supermajority vote of two-thirds of all the outstanding shares of stock of each class having voting power to approve any sale, lease or exchange of all or substantially all of the Company's property and assets, or to merge or consolidate with another company, except with a company of which at least 90 percent of the outstanding shares of each class of the stock is owned by the Company, which is a higher voting standard than is required by Delaware law. The article was deleted to eliminate this supermajority vote requirement. Each of these amendments became effective on May 29, 2007. The amendments to the Restated Certificate of Incorporation are filed as Exhibits 3.1(a) and 3.1(b) of this Current Report on Form 8-K and are incorporated herein by reference.

(b) On February 23, 2007, in connection with the above amendments to the Company's Restated Certificate of Incorporation, the Board of Directors of the Company also amended Sections 2.1, 3.2 and 3.8 and Article X of the Company's bylaws, such amendments to be effective at the same time as the amendments to the Company's Restated Certificate of Incorporation described above. Section 3.2 provided for the classification of the Board of Directors into three classes, as nearly equal in number as possible, with members of each class serving three-year terms. Sections 2.1 and 3.8 and Article X also contained provisions referring to such classification. These sections were amended to eliminate these provisions and to make certain conforming and other changes as appropriate. The Amended and Restated Bylaws are filed as Exhibit 3.2 of this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits.

3.1(a) Amendment to Restated Certificate of Incorporation of R.R. Donnelley & Sons Company

3.1(b) Amendment to Restated Certificate of Incorporation of R.R. Donnelley & Sons Company

3.2 Amended and Restated By-Laws of R.R. Donnelley & Sons Company.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY

Date: May 31, 2007	By:	/s/ Suzanne S. Bettman
Suzanne S. Bettman
Executive Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
EX-3.1(a)	Amendment to Restated Certificate of Incorporation
EX-3.1(b)	Amendment to Restated Certificate of Incorporation
EX-3.2	Amended and Restated Bylaws